UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31, 2013

Date of reporting period:	June 30, 2013

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Arthur Lev

President and Principal
Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited

25 Cabot Square, Canary Wharf

London, E14 4QA, England

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2013 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley

Emerging Markets Fund, Inc.
NYSE: MSF

Semi-Annual Report

June 30, 2013

CEMSFSAN
707053 EXP[08/31/14]

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	5
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Portfolio Management	31
Investment Policy	32
Dividend Reinvestment and Cash Purchase Plan	34
U.S. Privacy Policy	35

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2013, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had total returns of -5.61%, based on net asset value, and -7.16% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index")*, which returned -9.57%. On June 30, 2013, the closing price of the Fund's shares on the New York Stock Exchange was $14.34, representing a 11.2% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  During the period in review, emerging market (EM) equities continued to face challenges as the largest economies are slowing and investors are adjusting their expectations to a leadership churn. Downward earnings revisions for many EM companies — particularly in the energy and materials sectors — have also contributed to negative investor sentiment, as have signals from the Federal Reserve that quantitative easing may be tapered in the future. With overall EM growth likely to moderate to 4.5%, we have positioned our portfolio with overweight allocations to countries that we believe have higher-than-average projected growth as well as positive catalysts supporting equity returns. Such catalysts include constructive political regimes supporting reform agendas, manageable debt levels and the capacity for healthy future credit expansion coming from a low base, competitive currencies, and resilient domestic demand.

•  For the reporting period, emerging markets heavily underperformed both the developed markets (as measured by the MSCI World Index) and the frontier markets (as measured by the MSCI Frontier Markets Index), which have outperformed, showing their diversifying nature. In emerging Asia, the Philippines and Indonesia were the best-performing markets, showing the leadership churn in emerging markets, whereby the mid-tier markets are leading performance while the largest economies are slowing down, creating pressure on the Index overall. China and Korea were the largest underperforming Asian markets. In emerging Europe, Middle East and Africa (EMEA), which declined during the period, Hungary was the outlier with positive performance. The Czech Republic, Egypt and South Africa were the biggest laggards within EMEA. In Latin America, Mexico performed relatively better than its neighbors. Peru continued to be the worst-performing market both in the region and in all of the emerging markets. Colombia and Brazil, where growth recovery has been disappointing, also underperformed the Latin America region.

•  Both the Fund's country allocation and stock selection processes equally contributed to the preservation of capital during the period.

•  Within country allocation, the Fund's Brazil underweight along with the Philippines overweight were the top contributors. Other top contributors were stock selection in China, Brazil, South Africa and India. Within Brazil, top contributors were an underweight (now zero weight) to a mining company and a long-held overweight to a food company. The Fund's overweight to Thailand along with stock selection in Korea also contributed. Slightly detracting from returns was the underweight to Taiwan and stock selection in Indonesia, which was partially offset by an overweight allocation to the country.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Letter to Stockholders (unaudited) (cont'd)

•  From a sector perspective, our stock selection of companies within financials, materials, industrials and consumer discretionary contributed most positively to absolute returns. Also contributing was the Fund's underweight allocation to companies in the materials sector as well as an overweight to and stock selection in the consumer staples and health care sectors. There were no meaningful sector-level detractors.

Management Strategies

•  We remain overweight the Philippines, Indonesia, Thailand, Poland and India in the portfolio. The portfolio is weighted just slightly below the benchmark weight in South Korea, which continues to be the largest absolute weight in the portfolio. An important consideration affecting our country weights is the rate of credit expansion over the past three years. We generally favor countries where credit expansion has not kept pace with gross domestic product (GDP) growth, and conversely, have concerns about (and stay underweight) countries where credit growth has exceeded GDP growth by 5% a year for three years**.

•  Historically, the winners of one decade are rarely the stars of the next decade. The so-called BRICS (Brazil, Russia, India, China and South Africa) have been experiencing economic decline since 2008 and the performance of their respective markets has also been trending lower. China's slowdown is natural after such a long period of double-digit growth and a rapid rise in income per capita to what is now middle-income levels by EM standards. China has a large debt problem that is still not fully appreciated by investors. Rapid domestic debt expansion since the global financial crisis has led China to accumulate a debt-to-GDP level of some 200%, far more burdensome considering its per capita GDP of roughly $6,000, versus with the U.S.'s debt-to-GDP of 300% but income per capita of nearly $50,000.

Sincerely,

Arthur Lev
President and Principal Executive Officer  July 2013

*The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

**Country and sector weightings are subject to change.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2012, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the one- and three-year periods but underperformed for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was higher but close to its peer group average and the total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable, (ii) management fee was competitive with its peer group average, and (iii) total expense ratio was acceptable.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (96.9%)
Austria (0.6%)
Insurance
Vienna Insurance Group AG Wiener Versicherung Gruppe	30,998	$1,440
Brazil (7.2%)
Beverages
Cia de Bebidas das Americas (Preference) ADR	70,200	2,622
Commercial Banks
Banco Bradesco SA (Preference)	193,480	2,497
Food & Staples Retailing
Raia Drogasil SA	93,200	904
Food Products
BRF SA	202,622	4,400
Household Durables
Realty SA Empreendimentos e Participacoes (a)	414,200	392
Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA	59,839	397
Petroleo Brasileiro SA (Preference)	240,232	1,742
Petroleo Brasileiro SA ADR	55,300	742
Ultrapar Participacoes SA	62,260	1,482
		4,363
Transportation Infrastructure
CCR SA	207,000	1,642
		16,820
Chile (1.7%)
Chemicals
Sociedad Quimica y Minera de Chile SA ADR	32,400	1,309
Independent Power Producers & Energy Traders
Empresa Nacional de Electricidad SA	564,704	830
Multi-line Retail
SACI Falabella	181,969	1,970
		4,109
China (11.0%)
Automobiles
Chongqing Changan Automobile Co., Ltd. B Shares	202,200	240
	Shares	Value (000)
Beverages
Tsingtao Brewery Co., Ltd. H Shares (b)(c)	170,000	$1,217
Commercial Banks
Bank of China Ltd. H Shares (b)	9,396,000	3,864
China Construction Bank Corp. H Shares (b)	3,285,810	2,326
		6,190
Energy Equipment & Services
China Oilfield Services Ltd. H Shares (b)	620,000	1,213
Food Products
China Mengniu Dairy Co., Ltd. (b)	402,000	1,438
Uni-President China Holdings Ltd. (b)(c)	895,500	910
		2,348
Health Care Providers & Services
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	288,900	542
Industrial Conglomerates
Beijing Enterprises Holdings Ltd. (b)	106,500	767
Insurance
China Pacific Insurance Group Co., Ltd. H Shares (b)	729,000	2,326
Internet Software & Services
Qihoo 360 Technology Co., Ltd. ADR (a)(c)	25,400	1,173
Tencent Holdings Ltd. (b)	82,200	3,224
		4,397
Oil, Gas & Consumable Fuels
China Petroleum & Chemical Corp. H Shares (b)	1,279,200	900
China Shenhua Energy Co., Ltd. H Shares (b)	34,000	87
		987
Pharmaceuticals
Sihuan Pharmaceutical Holdings Group Ltd. (b)(c)	543,000	357
Sino Biopharmaceutical (b)(c)	1,328,000	861
		1,218
Real Estate Management & Development
China Overseas Grand Oceans Group Ltd. (b)(c)	293,000	374

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
China (cont'd)
Real Estate Management & Development (cont'd)
China Overseas Land & Investment Ltd. (b)(c)	396,000	$1,039
		1,413
Specialty Retail
Belle International Holdings Ltd. (b)	306,000	421
Wireless Telecommunication Services
China Mobile Ltd. (b)	254,000	2,653
		25,932
Colombia (1.0%)
Construction Materials
Cemex Latam Holdings SA (a)	122,567	817
Diversified Financial Services
Grupo de Inversiones Suramericana SA	33,800	658
Grupo de Inversiones Suramericana SA (Preference)	41,200	813
		1,471
		2,288
Hong Kong (0.9%)
Textiles, Apparel & Luxury Goods
Samsonite International SA	924,000	2,225
Hungary (0.8%)
Pharmaceuticals
Richter Gedeon Nyrt	12,674	1,899
India (8.4%)
Chemicals
Asian Paints Ltd.	16,037	1,251
Commercial Banks
HDFC Bank Ltd.	226,574	2,553
IndusInd Bank Ltd.	206,871	1,627
ING Vysya Bank Ltd.	70,472	733
		4,913
Construction & Engineering
Larsen & Toubro Ltd.	39,466	935
Construction Materials
ACC Ltd.	55,638	1,145
	Shares	Value (000)
Information Technology Services
HCL Technologies Ltd.	78,798	$1,029
Tata Consultancy Services Ltd.	70,404	1,799
		2,828
Media
Zee Entertainment Enterprises Ltd.	307,290	1,221
Metals & Mining
Tata Steel Ltd.	98,558	454
Oil, Gas & Consumable Fuels
Reliance Industries Ltd.	59,206	859
Pharmaceuticals
Glenmark Pharmaceuticals Ltd.	161,121	1,486
Sun Pharmaceutical Industries Ltd.	82,353	1,402
		2,888
Tobacco
ITC Ltd.	394,666	2,154
Wireless Telecommunication Services
Idea Cellular Ltd. (a)	466,200	1,110
		19,758
Indonesia (5.2%)
Commercial Banks
Bank Rakyat Indonesia Persero Tbk PT	1,350,000	1,054
Bank Tabungan Negara Persero Tbk PT	7,893,891	915
		1,969
Construction Materials
Semen Indonesia Persero Tbk PT	652,000	1,123
Multi-line Retail
Matahari Department Store Tbk PT (a)	1,149,500	1,343
Oil, Gas & Consumable Fuels
Adaro Energy Tbk PT	6,356,500	551
Harum Energy Tbk PT	1,724,000	525
		1,076
Pharmaceuticals
Kalbe Farma Tbk PT	10,084,500	1,463
Real Estate Management & Development
Lippo Karawaci Tbk PT	11,835,000	1,813

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Indonesia (cont'd)
Tobacco
Gudang Garam Tbk PT	297,500	$1,517
Wireless Telecommunication Services
Indosat Tbk PT	3,453,500	1,827
		12,131
Korea, Republic of (13.5%)
Air Freight & Logistics
Hyundai Glovis Co., Ltd.	6,609	1,120
Automobiles
Hyundai Motor Co.	18,271	3,608
Chemicals
Cheil Industries, Inc.	9,705	761
Commercial Banks
Shinhan Financial Group Co., Ltd.	27,471	904
Construction & Engineering
Hyundai Engineering & Construction Co., Ltd.	34,365	1,682
Diversified Telecommunication Services
KT Corp.	9,480	297
LG Uplus Corp. (a)	89,190	933
		1,230
Electronic Equipment, Instruments & Components
LG Display Co., Ltd. (a)	18,770	451
Food & Staples Retailing
GS Retail Co., Ltd.	21,780	559
Food Products
Orion Corp./Republic of South Korea	691	577
Hotels, Restaurants & Leisure
Hotel Shilla Co., Ltd.	14,739	787
Paradise Co., Ltd.	20,503	416
		1,203
Household Durables
Coway Co., Ltd.	25,836	1,262
Household Products
LG Household & Health Care Ltd.	2,022	988
Information Technology Services
SK C&C Co., Ltd.	6,027	527
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	2,064	421
	Shares	Value (000)
Media
Cheil Worldwide, Inc. (a)	21,020	$453
Personal Products
Cosmax, Inc.	9,425	377
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	8,713	10,238
Samsung Electronics Co., Ltd. (Preference)	2,470	1,912
		12,150
Software
NCSoft Corp.	7,257	1,029
Nexon Co., Ltd. (c)	167,500	1,848
		2,877
Wireless Telecommunication Services
SK Telecom Co., Ltd.	3,532	650
		31,800
Malaysia (3.4%)
Commercial Banks
CIMB Group Holdings Bhd	830,900	2,177
Construction & Engineering
Gamuda Bhd	1,066,200	1,599
IJM Corp., Bhd	934,200	1,671
		3,270
Health Care Providers & Services
IHH Healthcare Bhd (a)	917,900	1,148
Media
Astro Malaysia Holdings Bhd	1,368,200	1,312
		7,907
Mexico (5.6%)
Beverages
Fomento Economico Mexicano SAB de CV ADR	23,100	2,384
Chemicals
Mexichem SAB de CV	299,712	1,243
Commercial Banks
Grupo Financiero Banorte SAB de CV Series O	138,200	825
Grupo Financiero Santander Mexico SAB de CV ADR (a)	154,800	2,200
		3,025

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Mexico (cont'd)
Construction Materials
Cemex SAB de CV ADR (a)	223,428	$2,364
Food & Staples Retailing
Wal-Mart de Mexico SAB de CV Series V	787,400	2,207
Industrial Conglomerates
Alfa SAB de CV	784,500	1,886
		13,109
Panama (0.7%)
Airlines
Copa Holdings SA, Class A	12,100	1,587
Peru (1.1%)
Commercial Banks
Credicorp Ltd.	20,630	2,640
Philippines (4.9%)
Beverages
LT Group, Inc.	1,557,300	815
Commercial Banks
BDO Unibank, Inc.	1,130,900	2,225
Diversified Financial Services
Metro Pacific Investments Corp.	16,238,800	1,985
Hotels, Restaurants & Leisure
Bloomberry Resorts Corp. (a)	3,034,900	632
Industrial Conglomerates
DMCI Holdings, Inc.	1,275,440	1,524
SM Investments Corp.	60,490	1,498
		3,022
Transportation Infrastructure
International Container Terminal Services, Inc.	698,780	1,407
Wireless Telecommunication Services
Philippine Long Distance Telephone Co.	19,790	1,347
		11,433
Poland (3.9%)
Commercial Banks
Bank Pekao SA	28,103	1,269
Bank Zachodni WBK SA	29,146	2,456
		3,725
	Shares	Value (000)
Diversified Telecommunication Services
Telekomunikacja Polska SA	414,468	$954
Food & Staples Retailing
Jeronimo Martins SGPS SA	139,362	2,937
Oil, Gas & Consumable Fuels
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	936,344	1,634
		9,250
Qatar (0.1%)
Industrial Conglomerates
Industries Qatar QSC	7,370	321
Russia (3.8%)
Energy Equipment & Services
Eurasia Drilling Co., Ltd. GDR	27,425	1,024
Internet Software & Services
Mail.ru Group Ltd. GDR	31,837	912
Yandex N.V., Class A (a)	59,500	1,644
		2,556
Metals & Mining
MMC Norilsk Nickel OJSC ADR	41,095	592
Oil, Gas & Consumable Fuels
Gazprom OAO ADR	97,743	643
Lukoil OAO ADR	49,206	2,825
		3,468
Wireless Telecommunication Services
MegaFon OAO GDR	44,821	1,401
		9,041
South Africa (4.0%)
Beverages
SABMiller PLC	40,187	1,951
Food & Staples Retailing
Pick n Pay Stores Ltd. (c)	207,688	832
Health Care Providers & Services
Life Healthcare Group Holdings Ltd.	237,700	902
Media
Naspers Ltd., Class N	29,787	2,200
Metals & Mining
AngloGold Ashanti Ltd.	30,781	436
Oil, Gas & Consumable Fuels
Sasol Ltd.	35,900	1,567

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
South Africa (cont'd)
Paper & Forest Products
Mondi PLC	126,034	$1,576
		9,464
Switzerland (1.5%)
Beverages
Coca-Cola HBC AG (a)	75,563	1,769
Textiles, Apparel & Luxury Goods
Swatch Group AG (The)	3,419	1,871
		3,640
Taiwan (6.7%)
Commercial Services & Supplies
Cleanaway Co., Ltd.	74,000	566
Computers & Peripherals
Asustek Computer, Inc.	60,960	525
Construction Materials
Taiwan Cement Corp.	656,000	808
Diversified Consumer Services
Lung Yen Life Service Corp.	116,000	379
Diversified Financial Services
Chailease Holding Co., Ltd.	659,500	1,558
Electronic Equipment, Instruments & Components
Hon Hai Precision Industry Co., Ltd.	163,646	404
Synnex Technology International Corp.	254,000	332
TPK Holding Co., Ltd.	14,000	224
		960
Food Products
Uni-President Enterprises Corp.	1,025,494	1,998
Health Care Providers & Services
CHC Healthcare Group	52,000	138
Hotels, Restaurants & Leisure
Gourmet Master Co., Ltd.	34,000	196
Insurance
China Life Insurance Co., Ltd.	890,566	881
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	84,000	977
MStar Semiconductor, Inc.	14,000	101
Siliconware Precision Industries Co.	646,000	813
	Shares	Value (000)
Semiconductors & Semiconductor Equipment (cont'd)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,566,455	$5,801
		7,692
		15,701
Thailand (6.5%)
Commercial Banks
Bangkok Bank PCL NVDR	395,600	2,602
Bank of Ayudhya PCL (Foreign)	2,532,300	2,899
		5,501
Hotels, Restaurants & Leisure
Minor International PCL (Foreign)	904,100	723
Multi-line Retail
Robinson Department Store PCL (Foreign)	529,200	1,041
Robinson Department Store PCL NVDR	89,500	176
		1,217
Oil, Gas & Consumable Fuels
Banpu PCL (Foreign)	160,100	1,244
Real Estate Management & Development
Land and Houses PCL NVDR	4,940,600	1,800
Supalai PCL (Foreign)	1,700,600	970
Supalai PCL NVDR	326,900	187
		2,957
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	81,600	742
Advanced Info Service PCL NVDR	155,700	1,416
Total Access Communication PCL NVDR	381,800	1,415
		3,573
		15,215
Turkey (3.2%)
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	163,904	2,379
Commercial Banks
Turkiye Garanti Bankasi AS	601,122	2,624
Diversified Financial Services
Haci Omer Sabanci Holding AS	279,655	1,472

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Turkey (cont'd)
Oil, Gas & Consumable Fuels
Tupras Turkiye Petrol Rafinerileri AS	41,968	$1,025
		7,500
United States (1.2%)
Hotels, Restaurants & Leisure
Yum! Brands, Inc. (c)	36,038	2,499
Textiles, Apparel & Luxury Goods
Eclat Textile Co., Ltd.	55,000	$406
		2,905
TOTAL COMMON STOCKS (Cost $217,126)		228,115
INVESTMENT COMPANIES (1.3%)
India (0.7%)
Morgan Stanley Growth Fund (See Note F) (a)	1,343,866	1,482
Thailand (0.6%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (a)(d)	3,850,700	1,477
TOTAL INVESTMENT COMPANIES (Cost $1,672)		2,959
SHORT-TERM INVESTMENTS (3.9%)
Securities held as Collateral on Loaned Securities (3.1%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F)	5,984,581	5,985
	Face Amount (000)
Repurchase Agreements (0.6%)
Barclays Capital, Inc., (0.10%, dated 6/28/13, due 7/1/13; proceeds $1,041; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.63% due 5/31/17; valued at $1,061)	$1,041	1,041
	Shares	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.18%, dated 6/28/13, due 7/1/13; proceeds $400; fully collateralized by Common Stocks and Exchange Traded Funds; valued at $438)	400	$400
		1,441
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $7,426)		7,426
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $1,800)	1,799,901	$1,800
TOTAL SHORT-TERM INVESTMENTS (Cost $9,226)		9,226
TOTAL INVESTMENTS (102.1%) (Cost $228,024) Including $8,026 of Securities Loaned (e)		240,300
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.1%)		(5,027)
NET ASSETS (100.0%)		$235,273

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at June 30, 2013.

(d)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

OJSC  Open Joint Stock Company.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio of Investments (unaudited) (cont'd)

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2013:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (000)
State Street Bank and Trust Co.	JPY	108,845	$1,097	7/11/13	USD	1,109	$1,109	$12
State Street Bank and Trust Co.	JPY	35,122	354	7/11/13	USD	359	359	5
			$1,451				$1,468	$17

JPY  —  Japanese Yen

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	57.0%
Commercial Banks	16.5
Semiconductors & Semiconductor Equipment	8.5
Oil, Gas & Consumable Fuels	7.0
Beverages	5.6
Wireless Telecommunication Services	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2013.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with total unrealized appreciation of approximately $17,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Financial Statements

Statement of Assets and Liabilities	June 30, 2013 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $220,001)	$231,033
Investment in Securities of Affiliated Issuers, at Value (Cost $8,023)	9,267
Total Investments in Securities, at Value (Cost $228,024)	240,300
Foreign Currency, at Value (Cost $272)	272
Cash	924
Receivable for Investments Sold	4,452
Dividends Receivable	1,192
Tax Reclaim Receivable	17
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	17
Receivable from Affiliate	— @
Other Assets	27
Total Assets	247,201
Liabilities:
Collateral on Securities Loaned, at Value	8,350
Payable for Investments Purchased	2,092
Dividends Declared	766
Deferred Capital Gain Country Tax	336
Payable for Advisory Fees	247
Payable for Custodian Fees	60
Payable for Professional Fees	39
Payable for Administration Fees	7
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	29
Total Liabilities	11,928
Net Assets
Applicable to 14,570,368 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$235,273
Net Asset Value Per Share	$16.15
Net Assets Consist of:
Common Stock	$146
Paid-in-Capital	224,506
Distributions in Excess of Net Investment Income	(953)
Accumulated Net Realized Loss	(1,819)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $336 Deferred Capital Gain Country Tax)	12,161
Investments in Affiliates	1,244
Foreign Currency Forward Exchange Contracts	17
Foreign Currency Translations	(29)
Net Assets	$235,273
(1) Including:
Securities on Loan, at Value:	$8,026

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2013 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $383 of Foreign Taxes Withheld)	$3,295
Income from Securities Loaned — Net	16
Dividends from Security of Affiliated Issuer	3
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	3,315
Expenses:
Advisory Fees (Note B)	1,564
Custodian Fees (Note D)	250
Administration Fees (Note C)	100
Professional Fees	72
Stockholder Reporting Expenses	17
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	3
Other Expenses	17
Total Expenses	2,026
Waiver of Administration Fees (Note C)	(58)
Rebate from Morgan Stanley Affiliate (Note F)	(15)
Net Expenses	1,953
Net Investment Income	1,362
Realized Gain (Loss):
Investments Sold (Net of $210 Deferred Capital Gain Country Tax)	9,763
Foreign Currency Forward Exchange Contracts	139
Foreign Currency Transactions	(127)
Net Realized Gain	9,775
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $102)	(25,194)
Investments in Affiliates	(147)
Foreign Currency Forward Exchange Contracts	(2)
Foreign Currency Translations	(26)
Net Change in Unrealized Appreciation (Depreciation)	(25,369)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(15,594)
Net Decrease in Net Assets Resulting from Operations	$(14,232)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2013 (unaudited) (000)	Year Ended December 31, 2012 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,362	$1,373
Net Realized Gain	9,775	12,755
Net Change in Unrealized Appreciation (Depreciation)	(25,369)	28,895
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,232)	43,023
Distributions from and/or in Excess of:
Net Investment Income	(766)	(1,200)
Capital Share Transactions:
Repurchase of Shares (42,566 and 28,157 shares)	(664)	(419)
Common Stock Redeemed through Tender Offers (0 and 2,583,721 shares)	—	(38,472)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(664)	(38,891)
Total Increase (Decrease)	(15,662)	2,932
Net Assets:
Beginning of Period	250,935	248,003
End of Period (Including Distributions in Excess of Net Investment Income of $(953) and $(1,549))	$235,273	$250,935

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2013		Year Ended December 31,
	(unaudited)		2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$17.17		$14.40	$17.60	$14.95	$8.94	$28.24
Net Investment Income†	0.09		0.09	0.13	0.03	0.06	0.11
Net Realized and Unrealized Gain (Loss)	(1.06)		2.72	(3.33)	2.70	6.14	(13.94)
Total from Investment Operations	(0.97)		2.81	(3.20)	2.73	6.20	(13.83)
Distributions from and/or in excess of:
Net Investment Income	(0.05)		(0.08)	—	(0.08)	(0.19)	(0.04)
Net Realized Gain	—		—	—	—	—	(5.45)
Total Distributions	(0.05)		(0.08)	—	(0.08)	(0.19)	(5.49)
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.00 ‡	—	—	0.00 ‡	0.02
Anti-Dilutive Effect of Tender Offer	—		0.04	—	—	—	—
Net Asset Value, End of Period	$16.15		$17.17	$14.40	$17.60	$14.95	$8.94
Per Share Market Value, End of Period	$14.34		$15.50	$12.92	$16.36	$13.97	$8.21
TOTAL INVESTMENT RETURN:
Market Value	(7.16	)%#	20.59%	(21.03)%	17.73%	72.38%	(52.58)%
Net Asset Value(1)	(5.61	)%#	19.85%	(18.18)%	18.35%	69.22%	(54.70)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$235,273		$250,935	$248,003	$303,183	$257,541	$153,980
Ratio of Expenses to Average Net Assets(2)	1.56	%+*	1.57%+	1.52%+	1.54%+	1.55%+	1.54%+
Ratio of Net Investment Income to Average Net Assets(2)	1.09	%+*	0.54%+	0.79%+	0.21%+	0.48%+	0.56%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.01%	0.01%	0.01%	0.01%	0.00%§
Portfolio Turnover Rate	26	%#	47%	57%	61%	63%	99%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.62	%*	1.63%	1.58%	1.59%+	1.59%+	1.59%+
Ratio of Net Investment Income to Average Net Assets	1.03	%*	0.48%	0.73%	0.16%+	0.44%+	0.51%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited") (together, the "Sub-Advisers"), believe have economic characteristics similar to emerging country equity securities, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked prices. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

  Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2013.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$1,120	$—	$—	$1,120
Airlines	1,587	—	—	1,587
Automobiles	3,848	—	—	3,848
Beverages	13,137	—	—	13,137
Chemicals	4,564	—	—	4,564
Commercial Banks	37,657	733	—	38,390
Commercial Services & Supplies	566	—	—	566
Computers & Peripherals	525	—	—	525
Construction & Engineering	5,887	—	—	5,887
Construction Materials	6,257	—	—	6,257
Diversified Consumer Services	379	—	—	379
Diversified Financial Services	6,486	—	—	6,486
Diversified Telecommuni- cation Services	2,184	—	—	2,184
Electronic Equipment, Instruments & Components	1,411	—	—	1,411
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Energy Equipment & Services	$2,237	$—	$—	$2,237
Food & Staples Retailing	7,439	—	—	7,439
Food Products	9,323	—	—	9,323
Health Care Providers & Services	2,730	—	—	2,730
Hotels, Restaurants & Leisure	4,530	723	—	5,253
Household Durables	1,654	—	—	1,654
Household Products	988	—	—	988
Independent Power Producers & Energy Traders	830	—	—	830
Industrial Conglomerates	5,996	—	—	5,996
Information Technology Services	3,355	—	—	3,355
Insurance	5,068	—	—	5,068
Internet Software & Services	6,953	—	—	6,953
Media	5,186	—	—	5,186
Metals & Mining	1,482	—	—	1,482
Multi-line Retail	3,489	1,041	—	4,530
Oil, Gas & Consumable Fuels	14,979	1,244	—	16,223
Paper & Forest Products	1,576	—	—	1,576
Personal Products	377	—	—	377
Pharmaceuticals	7,468	—	—	7,468

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Real Estate Management & Development	$5,213	$970	$—	$6,183
Semiconductors & Semiconductor Equipment	19,842	—	—	19,842
Software	2,877	—	—	2,877
Specialty Retail	421	—	—	421
Textiles, Apparel & Luxury Goods	4,502	—	—	4,502
Tobacco	3,671	—	—	3,671
Transportation Infrastructure	3,049	—	—	3,049
Wireless Telecom- munication Services	11,819	742	—	12,561
Total Common Stocks	222,662	5,453	—	228,115
Investment Companies	2,959	—	—	2,959
Short-Term Investments
Investment Company	7,785	—	—	7,785
Repurchase Agreements	—	1,441	—	1,441
Total Short-Term Investments	7,785	1,441	—	9,226
Foreign Currency Forward Exchange Contracts	—	17	—	17
Total Assets	$233,406	$6,911	$—	$240,317

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2013, securities with a total value of approximately $167,119,000 transferred from Level 2 to Level 1. At December 31, 2012, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of June 30, 2013, a security with a total value of approximately $1,244,000 transferred from Level 1 to Level 2. A security that was valued using an unadjusted quoted price at December 31, 2012 was valued using significant other inputs at June 30, 2013.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging markets securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also may entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2013.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$17

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2013 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency Forward
Currency Risk	Exchange Contracts	$139
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
	Foreign Currency Forward
Currency Risk	Exchange Contracts	$(2)

  The following tables present derivatives financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than 0) (000)
State Street Bank and Trust Co.	$17	$—	$—	$17

  For the six months ended June 30, 2013, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,303,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2013.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than 0) (000)
$8,026	(a)	—	$(8,026	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of approximately $8,350,000, of which, approximately $7,426,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. At June 30, 2013, there was uninvested cash collateral of approximately $924,000, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets. For the six months ended June 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 1.24% of the Fund's weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2013, approximately $58,000 of administration fees were waived pursuant to this arrangement. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,200	—	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, and foreign capital gain tax, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$210	$(210)	$	(—	@)

@ Amount is less than $500.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$766	—

At June 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $34,573,000 and the aggregate gross unrealized depreciation is approximately $22,297,000 resulting in net unrealized appreciation of approximately $12,276,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Fund had available for Federal income tax purposes unused capital losses of approximately $10,662,000, which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $9,883,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2012, the Fund deferred to January 1, 2013 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
—	$6

F.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2013, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $63,971,000 and $65,320,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2013.

The Fund invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the six months ended June 30, 2013, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Morgan Stanley Growth Fund. The Morgan Stanley Growth Fund has a cost basis of approximately $238,000 at June 30, 2013.

A summary of the Fund's transactions in shares of the Morgan Stanley Growth Fund during the six months ended June 30, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain (000)	Dividend Income (000)	Value June 30, 2013 (000)
$1,629	—	—	—	—	$1,482

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2013, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2013 is as follows:

Value December 31, 2012 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2013 (000)
$8,427	$23,972	$24,614	$3	$7,785

During the six months ended June 30, 2013, the Fund incurred approximately $7,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers and Administrator, for portfolio transactions executed on behalf of the Fund.

During the six months ended June 30, 2013, the Fund incurred approximately $16,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Advisers and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

G. Other: On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). During the six months ended June 30, 2013, the Fund repurchased 42,566 of its shares at an average discount of 9.78% from NAV. Since the inception of the program, the Fund has repurchased 5,670,261 of its shares at an average discount of 17.48% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 13, 2012 the Fund announced the commencement of a tender offer by the Fund to acquire in exchange for cash up to 15% of the Fund's outstanding shares at a price equal to 98.5% of the Fund's NAV as of the close of regular trading on the NYSE on the business day immediately following the day the offer expires. On July 10, 2012, the Fund completed the tender offer. The Fund accepted 2,583,721 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on July 18, 2012 at $14.89 per share, representing 98.5% of the NAV on July 11, 2012.

H.  Results of Annual Meeting of Stockholders: On June 24, 2013, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frank L. Bowman	10,167,146	2,158,470
James F. Higgins	10,164,042	2,161,574
Manuel H. Johnson	10,178,684	2,146,932

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Munib Madni, a Managing Director of MSIM Company, Samuel Rhee, an Executive Director of MSIM Company, Ana Cristina Piedrahita, an Executive Director of MSIM Limited, and Eric Carlson, Paul C. Psaila, Ruchir Sharma and Gaite Ali, each a Managing Director of the Adviser.

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012. Mr. Carlson has been associated with MSIM in an investment management capacity since September 1997 and began managing the Fund in February 2011. Ms. Piedrahita had been associated with MSIM Limited in an investment management capacity and began managing the Fund in January 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002. Ms. Ali has been associated with the Adviser in an investment management capacity since 2007 and began managing the Fund in April 2013.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Investment Policy (unaudited)

Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amounts of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Investment Policy (unaudited) (cont'd)

tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Temporary Investments

The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may, for temporary defensive purposes, reduce its holdings in equity and other securities and invest in certain other short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the United States or emerging country governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or emerging country banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and emerging country corporations meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest only in short-term and medium-term debt securities that the Investment Manager believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries).

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2013

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

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U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

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employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

• Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information

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used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

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SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2013	—		N/A	N/A
February 2013	—		N/A	N/A
March 2013	13,317	15.64	N/A	N/A
April 2013	3,672	15.58	N/A	N/A
May 2013	14,272	15.54	N/A	N/A
June 2013	11,305	14.86	N/A	N/A
Total	42,566	15.40	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
August 15, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2013